Exhibit 99.2

Equity One, Inc.
Supplemental Information Package

December 31, 2003

Equity One, Inc.
1696 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664   Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
December 31, 2003
(unaudited)

EQUITY ONE, INC. AND SUBSIDIARIES
DISCLOSURES
for the periods ended December 31, 2003 and 2002

Forward Looking Statements

Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Texas, Georgia and the other states in which Equity One owns properties; the continuing financial success of Equity One’s current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant properties; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One’s filings with the Securities and Exchange Commission.

Basis of Presentation

The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company ‘s Form 10-K for the year ended December 31, 2003 and Forms 10-Q for the quarters ended March 31, June 30, and September 30, 2003 should be read in conjunction with the above information. On February 12, 2003, Equity One and IRT Property Company completed a statutory merger. The transaction has been accounted for as a purchase and the results of Equity One include the activity of the former IRT Property Company for the period from February 12, 2003 through December 31, 2003.

Use of EBITDA as a Non-GAAP Financial Measure

EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impairment of real estate. Given the nature of the Company’s business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to Earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in Earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are not included within Earnings. Accordingly, we believe that the use of EBITDA as opposed to Earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated period.

EBITDA should not be considered as an alternative to Earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided as a supplemental measure of operating performance. FFO (combined with the primary GAAP presentations) is a useful supplemental measure that is a recognized metric used extensively by the real estate industry, in particulat REIT’s. Accounting for real estate using historical cost accounting under accounting principles generally accepted in the United States (GAAP) assumes that the value of real estate diminishes predictably over time. NAREIT stated in its April 2002 White Paper on Funds from Operations “since real estate values...have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” FFO, as defined by NAREIT, is “net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.”

We believe that financial analysts, investors and stockholders are better served by the clearer presentation of comparable period operating results generated from our FFO measure. Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs. FFO is presented to assist investors in analyzing our performance and to provide an indication of our ability to fund capital expenditures, distribution requirements and other cash needs. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs and liquidity, including the ability to make distributions, and (iii) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC. AND SUBSIDIARIES
SUMMARY OPERATING INFORMATION
for the periods ended December 31, 2003 and 2002
(in thousands, except per share data)

	Three months ended		Twelve months ended
	Dec 31, 2003	Dec 31, 2002	Dec 31, 2003	Dec 31, 2002

Total dividends paid per share	$0.28	$0.27	$1.10	$1.08
Funds from operations per share	$0.38	$0.29	$1.46	$1.36
Dividend / FFO payout ratio	73.7%	93.1%	75.3%	79.4%
FFO multiple (annualized if < 12 months)	11.1	11.5	11.6	9.8
Adjusted funds from operations per share	$0.33	$0.25	$1.32	$1.26
Dividend / AFFO payout ratio	84.8%	108.0%	83.3%	85.7%
AFFO multiple (annualized if < 12 months)	12.8	13.4	12.8	10.6
Income before minority interest	$17,900	$7,328	64,450	40,035
Income from discontinued operations	(814)	(1,885)	(5,894)	(12,681)
(Gain) loss on extinguishment of debt	—	—	623	(1,520)
Interest expense	9,229	5,724	37,826	22,106
Amortization of deferred financing fees	258	244	1,111	884
Rental property depreciation and amortization, excluding discontinued operations	8,216	3,416	27,598	13,303
Pro-rata share from unconsolidated joint ventures
Depreciation and amortization	70	181	453	647
Interest expense	141	363	1,030	1,467

EBITDA	$35,000	$15,371	$127,197	$64,241

Interest expense, including joint venture interest	$9,370	$6,087	$38,856	$23,573
EBITDA : interest coverage ratio	3.7	2.5	3.3	2.7
EBITDA margin (EBITDA/total rental revenues)	64.6%	58.1%	67.0%	65.0%
Net operating income (NOI) from continuing operations
Total rental revenue	$54,215	$26,450	$189,976	$98,904
Property operating expenses (1)	17,006	8,405	54,866	30,763

Net operating income	$37,209	$18,045	$135,110	$68,141

NOI margin (NOI/total rental income)	68.6%	68.2%	71.1%	68.9%
(1) net of intercompany expenses.
Same property NOI (2)
Total rental revenue	$24,588	$23,616	$89,048	$85,975
Property operating expenses	8,297	7,996	27,802	27,046

Net operating income	$16,291	$15,620	$61,246	$58,929

Growth in same property NOI	4.3%		3.9%
Growth in same property NOI, excluding termination fees	1.0%		3.0%
Same property occupancy	90.4%	90.4%	89.9%	90.2%
(2) Includes only those properties operated in the current and prior periods; excludes the effects of prior year expense recoveries and adjustments, if any.
General & administrative expenses	$3,108	$1,638	$11,046	$6,649
as % of total revenues	5.66%	6.08%	5.76%	6.54%
as % of total assets (annualized)	0.74%	0.91%	0.66%	1.23%

EQUITY ONE, INC. AND SUBSIDIARIES
SUMMARY BALANCE SHEET INFORMATION
as of December 31, 2003 and December 31, 2002
(in thousands, except per share data)

	Dec 31, 2003	Dec 31, 2002

Closing market price	$16.88	$13.35
Dividend yield (based on current annualized dividend)	6.64%	8.09%
Book value per share (fully diluted, end of period)	$11.77	$10.00
Liquidity
Cash and cash equivalents	$966	$2,944

Cash held in escrow	$—	$5,933

Revolving credit facilities
Gross available under current credit facilities	345,000	81,703
less: Outstanding balance	(162,000)	(23,000)
Holdback for letters of credit	(1,378)	(1,073)
Escrowed for tax and insurance	—	(186)

Net available under credit facilities	$181,622	$57,444

Equity capitalization (end of period)
Common stock shares (in thousands)
Basic common stock shares	68,704.279	34,210.147
Diluted common shares
Unvested restricted common shares	649.133	330.335
Walden Woods shares	93.656	93.656
Northport operating partnership units	—	261.850
IRT Partners operating partnership units	734.266	—
Common stock options (treasury method, closing price)	370.164	113.248

Fully diluted common stock shares	70,551.498	35,009.236

Total debt (excluding unamortized premium)	$771,103	$355,143
Cash and cash equivalents, cash held in escrow	(966)	(8,877)
Securities held for sale	—	(921)

Net debt	770,137	345,345
Equity market capitalization (fully diluted, end of period)	1,190,909	467,373

Total market capitalization	$1,961,046	$812,718

Net debt to total market capitalization	39.3%	42.5%
Gross real estate investments	$1,683,705	$718,864
Net debt to gross real estate investments	45.7%	48.0%
Fixed rate debt (excluding unamortized premium)	$609,103	$307,508
Variable rate debt - hedged	70,000	—
Variable rate debt - unhedged	92,000	47,635

Total debt	$771,103	$355,143

% Fixed rate debt	79.0%	86.6%
% Variable rate debt - hedged	9.1%	0.0%
% Variable rate debt - unhedged	11.9%	13.4%
Weighted-average interest rate on mortgage debt	7.45%	7.52%
Weighted-average interest rate on senior unsecured notes	7.55%	N/A
Weighted-average interest rate on revolving credit facilities	2.06%	N/A

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
for the periods ended December 31, 2003 and 2002
(in thousands, except per share data)

	Three months ended		Twelve months ended
	Dec 31, 2003	Dec 31, 2002	Dec 31, 2003	Dec 31, 2002

Rental revenue:
Minimum rents	$40,431	$18,767	$144,997	$72,802
Expense recoveries	13,132	6,063	41,740	22,689
Termination fees	580	1,439	1,382	1,938
Percentage rent payments	72	181	1,857	1,475

Total rental revenue	54,215	26,450	189,976	98,904

Costs and expenses:
Property operating expenses	17,006	8,405	54,866	30,763
Interest expense	9,229	5,724	37,826	22,106
Amortization of deferred financing fees	258	244	1,111	884
Rental property depreciation and amortization	8,216	3,416	27,598	13,303
Litigation settlement	—	2,067	—	2,067
General and administrative expenses	3,108	1,638	11,046	6,649

Total costs and expenses	37,817	21,494	132,447	75,772

Income before other income and expenses, income taxes, discontinued operations and minority interest	16,398	4,956	57,529	23,132
Other income and expenses:
Investment income	148	375	1,089	1,632
Other income	548	117	687	1,085
Equity in loss of joint ventures	(8)	(5)	(126)	(15)
Gain (loss) on extinguishment of debt	—	—	(623)	1,520

Income before income taxes, discontinued operations and minority interest	17,086	5,443	58,556	27,354

Income tax benefit (expense)
Current	117	—	—	—
Deferred	(117)	—	—	—

Total income tax benefit (expense)	—	—	—	—

Discontinued operations:
Income from operations of sold properties	814	815	2,811	3,417
Gain on disposal of income producing properties	—	1,070	3,083	9,264

Total income from discontinued operations	814	1,885	5,894	12,681

Income before minority interest	17,900	7,328	64,450	40,035
Minority interest	(197)	(25)	(803)	(101)

Net income	$17,703	$7,303	$63,647	$39,934

Basic earnings per share
Income before discontinued operations	$0.25	$0.16	$0.96	$0.84
Income from discontinued operations	0.01	0.05	0.10	0.38

Net income	$0.26	$0.21	$1.06	$1.22

Diluted earnings per share
Income before discontinued operations	$0.25	$0.16	$0.95	$0.82
Income from discontinued operations	0.01	0.05	0.10	0.38

Net income	$0.26	$0.21	$1.05	$1.20

Weighted average shares outstanding
Basic	67,858	34,046	59,998	32,662

Diluted	69,748	34,894	61,665	33,443

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
for the periods ended December 31, 2003
(in thousands, except per share data)

	Three months ended			Twelve months ended
	Dec 31, 2003			Dec 31, 2003

	As	Discontinued	Pre SFAS	As	Discontinued	Pre SFAS
	Reported	Operations	No. 144	Reported	Operations	No. 144

Rental revenue:
Minimum rents	$40,431	$718	$41,149	$144,997	$3,092	$148,089
Expense recoveries	13,132	470	13,602	41,740	829	42,569
Termination fees	580	—	580	1,382	—	1,382
Percentage rent payments	72	—	72	1,857	14	1,871

Total rental revenue	54,215	1,188	55,403	189,976	3,935	193,911

Costs and expenses:
Property operating expenses	17,006	258	17,264	54,866	980	55,846
Interest expense	9,229	32	9,261	37,826	360	38,186
Amortization of deferred financing fees	258	—	258	1,111	1	1,112
Rental property depreciation and amortization	8,216	84	8,300	27,598	409	28,007
General and administrative expenses	3,108	—	3,108	11,046	—	11,046

Total costs and expenses	37,817	374	38,191	132,447	1,750	134,197

Income before other income and expenses, discontinued operations and minority interest	16,398	814	17,212	57,529	2,185	59,714
Other income and expense:
Investment income	148	—	148	1,089	—	1,089
Other income	548	—	548	687	—	687
Equity in income (loss) of joint ventures	(8)	—	(8)	(126)	626	500
Loss on extinguishment of debt	—	—	—	(623)	—	(623)

Income before discontinued operations and minority interest	17,086	814	17,900	58,556	2,811	61,367

Discontinued operations:
Income from operations of sold properties	814	(814)	—	2,811	(2,811)	—
Gain on disposal of income producing properties	—	—	—	3,083	—	3,083

Income from discontinued operations	814	(814)	—	5,894	(2,811)	3,083

Income before minority interest	17,900	—	17,900	64,450	—	64,450
Minority interest	(197)	—	(197)	(803)	—	(803)

Net income	$17,703	—	$17,703	$63,647	—	$63,647

Note: The Company adopted SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
for the periods ended December 31, 2002
(in thousands, except per share data)

	Three months ended			Twelve months ended
	Dec 31, 2002			Dec 31, 2002

	As	Discontinued	Pre SFAS	As	Discontinued	Pre SFAS
	Reported	Operations	No. 144	Reported	Operations	No. 144

Rental revenue:
Minimum rents	$18,767	$539	$19,306	$72,802	$3,809	$76,611
Expense recoveries	6,063	184	6,247	22,689	780	23,469
Termination fees	1,439	271	1,710	1,938	297	2,235
Percentage rent payments	181	—	181	1,475	32	1,507

Total rental revenue	26,450	994	27,444	98,904	4,918	103,822

Costs and expenses:
Property operating expenses	8,405	207	8,612	30,763	1,229	31,992
Interest expense	5,724	—	5,724	22,106	262	22,368
Amortization of deferred financing fees	244	—	244	884	67	951
Rental property depreciation and amortization	3,416	90	3,506	13,303	507	13,810
Litigation settlement	2,067	—	2,067	2,067	—	2,067
General and administrative expenses	1,638	—	1,638	6,649	—	6,649

Total costs and expenses	21,494	297	21,791	75,772	2,065	77,837

Income before other income and expenses, discontinued operations and minority interest	4,956	697	5,653	23,132	2,853	25,985
Other income and expenses:
Investment income	375	—	375	1,632	—	1,632
Other income	117	—	117	1,085	—	1,085
Equity in income (loss) of joint ventures	(5)	118	113	(15)	564	549
Gain on extinguishment of debt	—	—	—	1,520	—	1,520

Income before discontinued operations and minority interest	5,443	815	6,258	27,354	3,417	30,771

Discontinued operations:
Income from operations of sold properties	815	(815)	—	3,417	(3,417)	—
Gain on disposal of income producing properties	1,070	—	1,070	9,264	—	9,264

Total income from discontinued operations	1,885	(815)	1,070	12,681	(3,417)	9,264

Income before minority interest	7,328	—	7,328	40,035	—	40,035
Minority interest	(25)	—	(25)	(101)	—	(101)

Net income	$7,303	$—	$7,303	$39,934	$—	$39,934

Note: The Company adopted SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
for the periods ended December 31, 2003 and 2002
(in thousands, except per share data)

	Three months ended		Twelve months ended
	Dec 31, 2003	Dec 31, 2002	Dec 31, 2003	Dec 31, 2002

Funds from Operations
Net income	$17,703	$7,303	$63,647	$39,934
Adjustments:
Rental property depreciation and amortization, including discontinued operations	8,300	3,506	28,007	13,810
Gain on disposal of income producing properties	—	(1,070)	(3,083)	(9,264)
Minority interest	197	25	803	101
Other items:
Interest on convertible partnership units	—	65	43	259
Pro-rata share of real estate depreciation from joint ventures	70	181	453	647

Funds from operations (FFO)	$26,270	$10,010	$89,870	$45,487

Increase	162.4%		97.6%
Earnings per diluted share	$0.26	$0.21	$1.05	$1.20
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.12	0.10	0.45	0.41
Gain on disposal of income producing properties	—	(0.03)	(0.05)	(0.27)
Minority interest	—	—	0.01	—
Other items:
Pro-rata share of real estate depreciation from joint ventures	—	0.01	—	0.02

Funds from operations per diluted share	$0.38	$0.29	$1.46	$1.36

Increase	31.0%		7.4%
Adjusted funds from operations (AFFO)
Funds from operations	$26,270	$10,010	$89,870	$45,487
less:
Straight line rents	763	323	1,974	636

Recurring capital expenditures
Tenant improvements	157	511	960	974
Leasing commissions and costs	954	299	2,382	803
Other capital expenditures	1,353	292	2,979	886

Total recurring capital expenditures	2,464	1,102	6,321	2,663

Adjusted funds from operations	$23,043	$8,585	$81,575	$42,188

Increase	168.4%		93.4%
AFFO per share (diluted)	$0.33	$0.25	$1.32	$1.26
Increase	32.0%		4.8%
Weighted average diluted shares	69,478	34,894	61,665	33,443

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
as of December 31, 2003 and December 31, 2002
(in thousands, except per share data)

	Dec 31, 2003	Dec 31, 2002

Assets
Properties
Income producing	$1,594,579	$682,941
Less: accumulated depreciation	(66,406)	(40,433)

Rental property	1,528,173	642,508
Construction in progress and land held for development	74,686	35,923
Property held for sale	14,440	—

Properties, net	1,617,299	678,431
Cash and cash equivalents	966	2,944
Cash held in escrow	—	5,933
Accounts and other receivables, net	13,492	7,053
Investments in and advances to joint ventures	2,861	10,021
Goodwill	14,014	2,276
Other assets	28,754	23,411

Total	$1,677,386	$730,069

Liabilities and stockholders’ equity
Liabilities
Mortgage notes payable	$459,103	$332,143
Unsecured revolving credit facilities	162,000	—
Secured revolving credit facilities	—	23,000
Unsecured senior notes payable	150,000	—

Total debt	771,103	355,143
Unamortized premium on notes payable	24,218	—

Total notes payable	795,321	355,143
Accounts payable and accrued expenses	25,211	14,760
Tenant security deposits	7,706	4,342
Other liabilities	5,924	1,724

Total liabilities	834,162	375,969

Minority interest	12,672	3,869

Stockholders’ equity
Common stock	694	345
Additional paid-in capital	843,678	355,450
Retained earnings	—	5,969
Accumulated other comprehensive loss	(122)	(46)
Unamortized restricted stock compensation	(10,091)	(4,375)
Notes receivable from issuance of common stock	(3,607)	(7,112)

Total stockholders’ equity	830,552	350,231

Total	$1,677,386	$730,069

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of December 31, 2003
(in thousands)

	Maturity		Dec 31, 2003	Dec 31, 2002
Property	date	Rate (1)	balance	balance

Fixed rate mortgage debt
Middle Beach	08/15/04	7.375%	$2,808	$—
Lantana Village	02/15/05	6.950%	3,669	3,816
Woodruff	05/10/05	7.580%	3,096	—
Elmwood Oaks	06/01/05	8.375%	7,500	—
Benchmark Crossing	08/01/05	9.250%	3,313	3,393
Sterling Plaza	09/01/05	8.750%	3,982	4,083
Townsend Square	10/01/05	8.500%	4,848	4,922
Green Oaks	11/01/05	8.375%	3,022	3,100
Melbourne Plaza	11/01/05	8.375%	1,747	1,792
Oak Hill (*)	01/01/06	7.625%	—	2,016
Walden Woods	08/01/06	7.875%	2,387	2,492
Big Curve	10/01/06	9.190%	5,437	5,552
Highland Square	12/01/06	8.870%	4,047	4,135
Park Northern	12/01/06	8.370%	2,284	2,377
Crossroads Square f/k/a University Mall	12/01/06	8.440%	12,510	12,680
Rosemeade	12/01/07	8.295%	3,179	3,244
Colony Plaza	01/01/08	7.540%	3,015	3,053
Parkwood (2)	01/01/08	7.280%	6,196	6,277
Richwood (2)	01/01/08	7.280%	3,192	3,234
Commonwealth	02/15/08	7.000%	2,754	2,864
Mariners Crossing	03/01/08	7.080%	3,380	3,425
Pine Island/Ridge Plaza	07/01/08	6.910%	24,938	25,274
Forestwood	01/01/09	5.070%	7,286	7,425
Shoppes of North Port	02/08/09	6.650%	4,108	4,201
Prosperity Centre	03/01/09	7.875%	6,390	6,730
North Village Center	03/15/09	8.130%	1,463	—
Shoppes of Ibis	09/01/09	6.730%	5,865	6,031
Tamarac Town Square	10/01/09	9.190%	6,206	—
Park Promenade	02/01/10	8.100%	6,302	6,360
Skipper Palms	03/01/10	8.625%	3,556	3,585
Jonathan’s Landing	05/01/10	8.050%	2,901	2,932
Bluff’s Square	06/01/10	8.740%	10,086	10,162
Kirkman Shoppes	06/01/10	8.740%	9,524	9,596
Ross Plaza	06/01/10	8.740%	6,642	6,693
Boynton Plaza	07/01/10	8.030%	7,494	7,561
Pointe Royale	07/15/10	7.950%	4,533	4,763
Plymouth Park East 1 (3)	08/01/10	8.250%	150	154
Plymouth Park East 2 (3)	08/01/10	8.250%	451	463
Plymouth Park North (3)	08/01/10	8.250%	8,043	8,260
Plymouth Park South (3)	08/01/10	8.250%	601	617
Plymouth Park Story North (3)	08/01/10	8.250%	370	380
Plymouth Park West (3)	08/01/10	8.250%	2,404	2,468

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of December 31, 2003
(in thousands)

	Maturity		Dec 31, 2003	Dec 31, 2002
Property	date	Rate (1)	balance	balance

Shops at Skylake	08/01/10	7.650%	$14,628	$14,964
Parkwest Crossing	09/01/10	8.100%	4,728	—
Spalding Village	09/01/10	8.190%	10,537	—
Minyards	11/01/10	8.320%	2,511	2,546
Charlotte Square	02/01/11	9.190%	3,614	—
Forest Village	04/01/11	7.270%	4,488	4,533
Boca Village	05/01/11	7.200%	8,298	8,382
MacLand Pointe	05/01/11	7.250%	5,859	—
Pine Ridge Square	05/01/11	7.020%	7,354	—
Sawgrass Promenade	05/01/11	7.200%	8,298	8,382
Presidential Markets	06/01/11	7.650%	27,420	—
Plaza Del Rey (*)	09/01/11	8.125%	—	2,202
Lake Mary	11/01/11	7.250%	24,529	24,763
Lake St. Charles	11/01/11	7.130%	3,873	3,911
Belfair Towne Village	12/01/11	7.320%	11,379	—
Marco Town Center	01/01/12	6.700%	8,731	8,875
Riverside Square	03/01/12	9.190%	7,694	—
Cashmere	11/01/12	5.880%	5,245	5,343
Eastwood	11/01/12	5.880%	6,250	6,366
Meadows	11/01/12	5.870%	6,568	6,690
Lutz Lake	12/01/12	6.280%	7,500	—
Summerlin Square	02/01/14	6.750%	3,898	4,156
Bird Ludlum	02/15/15	7.680%	10,296	10,857
Treasure Coast	04/01/15	8.000%	4,804	—
Shoppes of Silverlakes	07/01/15	7.750%	2,781	—
West Lakes Plaza (*)	06/01/16	7.875%	—	4,979
Grassland Crossing	12/01/16	7.870%	5,985	—
Mableton Crossing	08/15/18	6.850%	4,157	—
Atlantic Village (*)	11/01/18	6.850%	—	4,449
BridgeMill	05/05/21	7.940%	9,555	—
Chastain Square	02/28/24	6.500%	3,918	—
Daniel Village	02/28/24	6.500%	4,282	—
Douglas Commons	02/28/24	6.500%	5,102	—
Fairview Oaks	02/28/24	6.500%	4,829	—
Madison Centre	02/28/24	6.500%	3,918	—
Paulding Commons	02/28/24	6.500%	6,651	—
Siegen Village	02/28/24	6.500%	4,328	—
Wesley Chapel Crossing	02/28/24	6.500%	3,416	—
Total fixed rate mortgage debt (76 loans)	6.48 years	7.45%	$459,103	$307,508
Interest premium	(wtd-avg maturity)	(wtd-avg rate)	11,779	—

Total fixed rate mortgage debt (including interest premium)			$470,882	$307,508

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of December 31, 2003
(in thousands)

	Maturity		Dec 31, 2003	Dec 31, 2002
Property	date	Rate (1)	balance	balance

Fixed rate unsecured senior notes payable
7.77% senior notes	04/01/06	7.77%	$50,000	$—
7.25% senior notes	08/15/07	7.25%	75,000	—
7.84% senior notes	01/23/12	7.84%	25,000	—

Total fixed rate unsecured senior notes payable	3.96 years	7.55%	150,000	—
Interest Premium		(wtd-avg rate)	12,439	—

Total fixed rate unsecured senior notes payable (including interest premium)			$162,439	$—

Total fixed rate debt			$609,103	$307,508
Interest Premium			24,218	—

Total fixed rate debt (including interest premium)			$633,321	$307,508

Variable rate mortgage debt
Comerica (**)	02/28/04	NA	—	24,635

Total variable rate mortgage debt			$—	$24,635

Revolving credit facilities
$340MM Wells Fargo Unsecured (4)	02/12/06	2.06%	162,000	—
$5MM City National Bank Unsecured	08/13/04	NA	—	—
Wells Fargo Secured (**)	02/26/05	NA	—	23,000

Total revolving credit facilities			$162,000	$23,000

Total variable rate debt			$162,000	$47,635

Total debt			$771,103	$355,143
Interest Premium			24,218	—

Total debt (including interest premium)			$795,321	$355,143

Senior Unsecured Debt Ratings
Moody’s			Baa3 (Stable)	NA
S&P			BBB- (Stable)	NA

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of December 31, 2003
(in thousands)

	Secured Debt		Unsecured Debt

Maturity schedule	Scheduled	Balloon	Revolving	Senior
by year	amortization	payments (5)	Credit Facilities (5)	Notes	Total

2004	9,432	2,727	—	—	12,159
2005	9,777	30,093	—	—	39,870
2006	9,985	24,758	162,000	50,000	246,743
2007	10,097	2,864	—	75,000	87,961
2008	10,166	40,104	—	—	50,270
2009	9,550	24,332	—	—	33,882
2010	8,452	80,848	—	—	89,300
2011	6,592	93,433	—	—	100,025
2012	5,290	34,683	—	25,000	64,973
Thereafter	37,127	8,793	—	—	45,920

Total	$116,468	$342,635	$162,000	$150,000	$771,103

(1)	The rate in effect on December 31, 2003.

(2)	The mortgage balances for Parkwood and Richwood represent the future minimum lease payments (net of imputed interest) attributable to lease payments on these two properties, both of which are owned pursuant to capital lease obligations.

(3)	All of the Plymouth loans are with Sun Life of Canada. In the case of Plymouth Park North and East, the collateral has been split into two parts; hence the two individual loans.

(4)	The indicated rate includes the effect of interest rate swaps, if any.

(5)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options are available.

(*)	This loan was repaid in full, subject to a prepayment penalty in January 2003.

(**)	Concurrent with the IRT merger this revolving credit facility or variable rate loan was repaid.

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of December 31, 2003

					number
		Year	Total		of tenants
		built /	square	Percent
Property	City	renovated	footage	leased	leased	vacant

ALABAMA (2)
Madison Centre	Madison	1997	64,837	96.3%	11	1
West Gate Plaza	Mobile	1974, 1995 / 1985	64,378	99.2%	8	1

TOTAL SHOPPING CENTERS ALABAMA (2)			129,215	97.8%	19	2

ARIZONA (2)
Big Curve	Yuma	1969 / 1996	126,402	93.4%	30	3
Park Northern	Phoenix	1982 / 1996	126,852	94.1%	22	3

TOTAL SHOPPING CENTERS ARIZONA (2)			253,254	93.7%	52	6

FLORIDA (71)
North Florida (13)
Atlantic Village	Atlantic Beach	1984 / 1998	100,559	94.0%	24	1
Beauclerc Village	Jacksonville	1962 / 1988	70,429	83.5%	9	2
Commonwealth	Jacksonville	1984 / 1998	81,467	95.6%	15	1
Forest Village	Tallahassee	2000	71,526	96.5%	15	2
Ft. Caroline	Jacksonville	1985 / 1995	74,546	88.2%	8	5
Losco	Jacksonville	2000	8,700	100.0%	7	0
Mandarin Landing	Jacksonville	1976 / 2000	141,565	96.9%	34	3
Middle Beach	Panama City Beach	1994	69,277	100.0%	9	0
Monument Point	Jacksonville	1985 / 1997	75,128	100.0%	12	0
Oak Hill	Jacksonville	1985 / 1997	78,492	100.0%	19	0
Parkmore Plaza	Milton	1986	159,067	98.5%	12	1
Pensacola Plaza	Pensacola	1985	56,098	91.4%	2	1
South Beach	Jacksonville Beach	1990, 1991	289,964	95.9%	43	7
Central Florida (9)
Alafaya Commons	Orlando	1987	123,133	92.4%	25	4
Conway Crossing	Orlando	2002	76,321	98.0%	17	1
Eastwood	Orlando	1997	69,037	100.0%	13	0
Hunters Creek	Orlando	1998	68,032	96.2%	8	3
Kirkman Shoppes	Orlando	1973	88,820	94.7%	29	1
Lake Mary	Orlando	1988 / 2001	342,384	96.5%	63	24
Park Promenade	Orlando	1987 / 2000	125,818	97.9%	25	1
Town & Country	Kissimmee	1993	72,043	100.0%	13	0
Unigold	Winter Park	1987	106,185	88.8%	19	1
Florida West Coast (15)
Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	92.1%	18	6
Carrollwood	Tampa	1970 / 2002	94,203	85.4%	28	8
Charlotte Square	Port Charlotte	1980	96,188	98.1%	26	1
Chelsea Place	New Port Richey	1992	81,144	100.0%	18	0
Lake St. Charles	Tampa	1999	57,015	97.9%	7	1
Lutz Lake	Lutz	2002	64,985	100.0%	15	0
Marco Town Center	Marco Island	2001	109,830	94.4%	39	6
Mariners Crossing	Spring Hill	1989 / 1999	85,507	94.6%	13	3
North River Village	Ellenton	1988, 1993	177,128	100.0%	16	0
Regency Crossing	Port Richey	1986 / 2001	85,864	87.8%	17	7

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Supermarket anchor
					Average
	owned	shadow	name		base rent
Property	SF	SF	expiration date	Other anchor tenants	per leased SF

ALABAMA (2)
Madison Centre	37,912		Publix (6/1/2017)	Rite Aid	$9.57
West Gate Plaza	44,000		Winn-Dixie (7/19/2015)	Rite Aid	7.12

TOTAL SHOPPING CENTERS ALABAMA (2)	81,912	0			$8.33

ARIZONA (2)
Big Curve		60,000	Albertsons (Michaels)	Walgreens, Miller’s Outpost	9.84
Park Northern	51,511		Safeway (5/31/2008)	Bealls, Chuck E Cheese, Life Skills Center	6.80

TOTAL SHOPPING CENTERS ARIZONA (2)	51,511	60,000			$8.31

FLORIDA (71)
North Florida (13)
Atlantic Village	39,795		Publix (10/31/2008)	JoAnn Fabrics	9.85
Beauclerc Village				Big Lots, Goodwill, Bealls Outlet	7.23
Commonwealth	48,997		Winn-Dixie/Save Rite (2/28/2018)		8.30
Forest Village	37,866		Publix (4/30/2020)		10.39
Ft. Caroline	45,500		Winn-Dixie (5/31/2015)	Eckerd* (Bealls Outlet)	7.16
Losco		45,820	Winn-Dixie		17.31
Mandarin Landing	34,400		Publix (2/14/2007)	Office Depot, Eckerd	9.10
Middle Beach	56,077		Publix (9/30/2014)	Movie Gallery	9.35
Monument Point	46,772		Winn-Dixie (3/27/2005)	Eckerd	6.64
Oak Hill	39,795		Publix (5/11/2005)	Walgreens*	6.90
Parkmore Plaza				Wal-Mart*(Bealls), Big Lots	4.56
Pensacola Plaza	42,848		FoodWorld (12/31/2005)		4.27
South Beach	29,000		Food Lion (3/31/2010)	Kmart, Stein Mart, Bealls	9.15
Central Florida (9)
Alafaya Commons	54,230		Publix (11/30/2007)		11.62
Conway Crossing	44,271		Publix (4/30/2022)		11.31
Eastwood	51,512		Publix (11/1/2017)		11.19
Hunters Creek	51,255		Winn-Dixie (9/23/2018)		10.49
Kirkman Shoppes				Eckerd	15.43
Lake Mary	63,139		Albertsons (6/30/2012)	Kmart, Euro Fitness, Sun Star Theatres	11.19
Park Promenade	55,000		Publix* (2/9/2007)	Orange County Library, Blockbuster, Goodwill	9.41
Town & Country	52,883		Albertsons (10/31/2018)		7.19
Unigold	52,500		Winn-Dixie (4/30/2007)		10.14
Florida West Coast (75)
Bay Pointe Plaza	52,610		Publix (11/30/2021)	Eckerd* (Bealls Outlet), West Marine	9.60
Carrollwood	27,887		Publix (11/30/2022)	Eckerd	10.86
Charlotte Square	44,024		Publix (1/31/2011)	Seafood Buffet, Pet Supermarket	7.87
Chelsea Place	48,890		Publix (5/27/2012)	Eckerd	10.96
Lake St. Charles	46,295		Kash n’ Karry (6/30/2019)		9.67
Lutz Lake	44,270		Publix (5/31/2022)		13.66
Marco Town Center	27,887		Publix (1/31/2018)		15.54
Mariners Crossing	48,315		Kash n’ Karry (4/30/2020)		7.75
North River Village	42,112		Publix (7/20/2008)	Kmart, Walgreens* (Dollar Tree), Bealls Outlet	7.23
Regency Crossing	44,270		Publix (2/28/2021)		10.82

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of December 31, 2003

					number
		Year	Total		of tenants
		built /	square	Percent
Property	City	renovated	footage	leased	leased	vacant

Florida West Coast (continued)
Ross Plaza	Tampa	1984/1996	85,359	96.5%	17	3
Seven Hills	Spring Hill	1991	64,590	100.0%	12	0
Shoppes of North Port	North Port	1991	84,705	98.2%	21	1
Skipper Palms	Tampa	1984	88,000	94.3%	15	2
Summerlin Square	Fort Myers	1986/1998	109,156	85.4%	20	8
Florida Treasure Coast (8)
Bluffs Square	Jupiter	1986	132,395	99.5%	47	1
Cashmere Corners	Port St. Lucie	2001	89,234	100.0%	18	0
Jonathan’s Landing	Jupiter	1997	26,820	100.0%	12	0
New Smyrna Beach	New Smyrna Beach	1987	118,451	96.5%	31	3
Old King Commons	Palm Coast	1988	84,759	100.0%	19	0
Ryanwood	Vero Beach	1987	114,925	99.0%	31	1
Salerno Village	Stuart	1987	58,804	94.3%	15	4
Treasure Coast	Vero Beach	1983	133,781	93.0%	20	5
South Florida / Atlantic Coast (26)
Bird Ludlum	Miami	1988/1998	192,282	96.7%	45	2
Boca Village	Boca Raton	1978	93,428	97.6%	21	1
Boynton Plaza	Boynton Beach	1978/1999	99,324	93.1%	26	3
Countryside Shops	Cooper City	1986, 1988, 1991	179,561	100.0%	46	0
Crossroads Square	Ft. Lauderdale	1973	269,653	89.2%	20	8
El Novillo	Miami Beach	1970/2000	10,000	100.0%	1	0
Epsilon	W. Palm Beach	1925/1997	18,707	24.6%	3	2
Greenwood	Palm Springs	1982, 1994	132,325	92.0%	30	5
Lago Mar	Miami	1995	82,613	92.3%	19	2
Lantana Village	Lantana	1976/1999	175,480	99.0%	23	3
Meadows	Miami	1997	75,524	98.7%	19	1
Pine Island	Davie	1983/1999	254,907	96.8%	43	3
Pine Ridge Square	Coral Springs	1986/1998, 1999	117,399	99.2%	34	1
Plaza Alegre	Miami	2003	91,611	94.8%	18	3
Plaza Del Rey	Miami	1985/1996	50,146	100.0%	23	0
Point Royale	Miami	1970/2000	209,863	93.9%	23	3
Prosperity Centre	Palm Beach Gardens	1993	122,106	100.0%	9	0
Ridge Plaza	Davie	1984/1999	155,204	94.5%	25	4
Riverside Square	Coral Springs	1987	110,541	91.7%	32	4
Sawgrass Promenade	Deerfield Beach	1982/1998	107,092	92.7%	27	2
Sheridan	Hollywood	1973/1991	455,864	97.2%	60	6
Shoppes of Ibis	West Palm Beach	1999	79,420	100.0%	18	0
Shops at Skylake	North Miami Beach	1999-2003	174,199	99.4%	43	3
Shoppes of Silverlakes	Pembroke Pines	1995, 1997	126,788	99.0%	36	1
Tamarac Town Square	Tamarac	1987	127,635	79.9%	26	13
West Lakes Plaza	Miami	1984/2000	100,747	100.0%	27	0

TOTAL SHOPPING CENTERS FLORIDA (71)			8,107,839	95.5%	1,593	188

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Supermarket anchor
					Average
	owned	shadow	name		base rent
Property	SF	SF	expiration date	Other anchor tenants	per leased SF

Florida West Coast (continued)
Ross Plaza				Walgreens*, Ross Dress for Less	$9.46
Seven Hills	48,890		Publix (9/25/2011)		9.64
Shoppes of North Port	48,890		Publix (12/11/2011)	Bealls Outlet	9.70
Skipper Palms	53,440		Winn-Dixie (5/31/2016)		8.53
Summerlin Square	45,500		Winn-Dixie (6/4/2006)	Eckerd	10.14
Florida Treasure Coast (8)
Bluffs Square	39,795		Publix (10/22/2006)	Walgreens	11.54
Cashmere Corners	59,448		Albertsons (4/30/2025)		7.94
Jonathan’s Landing		53,850	Albertsons	Blockbuster	18.41
New Smyrna Beach	42,112		Publix (9/30/2007)	Walgreens* (Bealls Outlet), Bealls Home Outlet	9.98
Old King Commons				Wal-Mart* (Scotty’s* (Staples))	7.92
Ryanwood	39,795		Publix (3/23/2017)	Bealls Outlet, Books-A-Million	9.46
Salerno Village	31,503		Winn-Dixie (9/21/2007)	Eckerd	6.70
Treasure Coast	59,450		Winn-Dixie (4/12/2015)	TJ Maxx	8.55
South Florida / Atlantic Coast (26)
Bird Ludlum	44,400		Winn-Dixie (12/31/2007)	Eckerd, Blockbuster, Goodwill	14.24
Boca Village	36,000		Publix (3/31/2007)	Eckerd	14.65
Boynton Plaza	37,664		Publix (8/31/2008)	Eckerd	10.60
Countryside Shops	39,795		Publix (12/4/2005)	Eckerd, Stein Mart	12.19
Crossroads Square				Lowe’s, Eckerd	6.87
El Novillo				Jumbo Buffet	15.05
Epsilon					15.72
Greenwood	50,032		Publix (12/5/2014)	Bealls, World Savings Bank	11.67
Lago Mar	42,323		Publix (9/13/2015)		12.33
Lantana Village	39,473		Winn-Dixie (2/15/2011)	Kmart, Rite Aid* (Dollar Store)	6.53
Meadows	47,955		Publix (7/9/2017)		12.33
Pine Island	39,943		Publix (11/30/2013)	Home Depot Expo, Bealls Outlet	9.49
Pine Ridge Square	17,441		Fresh Market (6/30/2009)	Bed Bath & Beyond, Off Main Furniture	13.05
Plaza Alegre	44,271		Publix (3/14/2023)	Goodwill	14.73
Plaza Del Rey				Navarro Pharmacy	12.99
Point Royale	45,350		Winn-Dixie (2/18/2011)	Best Buy, Eckerd* (Linen Supermarket)	6.53
Prosperity Centre				Office Depot, Barnes & Noble, Bed Bath & Beyond, Carmine’s, TJ Maxx	15.28
Ridge Plaza		(see Pine Island)	Publix	AMC Theater, Kabooms, Wachovia* (United Collection), Uncle Funny’s, Round Up	8.89
Riverside Square	39,795		Publix (2/18/2007)	Tuesday Morning	13.35
Sawgrass Promenade	36,464		Publix (11/30/2004)	Walgreens, Blockbuster	10.79
Sheridan	65,537		Publix (10/9/2011)	Ross, Bed Bath & Beyond, Office Depot, AMC Theater, Eckerd, Spirit of America*	13.48
Shoppes of Ibis	51,420		Publix (4/30/2019)		12.40
Shops at Skylake	51,420		Publix (7/31/2019)	Goodwill, Blockbuster	15.19
Shoppes of Silverlakes	47,813		Publix (6/14/2015)		16.06
Tamarac Town Square	37,764		Publix (12/15/2014)		10.35
West Lakes Plaza	46,216		Winn-Dixie (10/31/2016)	Navarro Pharmacy	10.87

TOTAL SHOPPING CENTERS FLORIDA (74)	2,602,299	99,670			$10.45

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of December 31, 2003

					number
		Year	Total		of tenants
		built /	square	Percent
Property	City	renovated	footage	leased	leased	vacant

GEORGIA (24)
Atlanta (18)
BridgeMill	Canton	2000	89,102	94.9%	27	3
Butler Creek	Acworth	1990	95,597	95.8%	18	2
Chastain Square	Atlanta	1981 / 2001	91,637	91.1%	22	5
Commerce Crossing	Commerce	1988	100,668	90.4%	7	3
Douglas Commons	Douglasville	1988	97,027	97.5%	17	2
Fairview Oaks	Ellenwood	1997	77,052	100.0%	13	0
Grassland Crossing	Alpharetta	1996	90,906	92.1%	10	4
Hamilton Ridge	Buford	2002	89,496	94.3%	18	3
Mableton Crossing	Mableton	1997	86,819	98.6%	16	2
Macland Pointe	Marietta	1992, 1993	79,699	86.4%	12	5
Market Place	Norcross	1976	77,706	97.6%	21	2
Paulding Commons	Dallas	1991	192,391	100.0%	31	0
Powers Ferry Plaza	Marietta	1979, 1987 / 1998	86,473	83.4%	20	4
Presidential Markets	Snellville	1993-2000	396,408	100.0%	40	0
Shops of Huntcrest	Lawrenceville	2003	97,040	89.7%	19	7
Wesley Chapel Crossing	Decatur	1989	170,792	99.3%	24	1
West Towne Square	Rome	1988	89,596	92.6%	16	2
Williamsburg @ Dunwoody	Dunwoody	1983	44,928	90.8%	24	3
Central Georgia (4)
Daniel Village	Augusta	1956 / 1997	171,932	91.9%	33	6
Spalding Village	Griffin	1989	235,318	61.0%	24	4
Walton Plaza	Augusta	1990	43,460	100.0%	8	0
Watson Central	Warner Robins	1989	227,747	85.0%	11	16
South Georgia (2)
Colony Square	Fitzgerald	1987	50,000	96.4%	7	1
McAlpin Square	Savannah	1979	176,807	94.4%	24	2

TOTAL SHOPPING CENTERS GEORGIA (24)			2,958,601	91.8%	462	77

KENTUCKY (1)
Scottsville Square	Bowling Green	1986	38,450	80.6%	8	4

TOTAL SHOPPING CENTERS KENTUCKY (1)			38,450	80.6%	8	4

LOUISIANA (15)
Ambassador Row	Lafayette	1980, 1991	193,978	98.5%	23	2
Bluebonnet Village	Baton Rouge	1983	90,215	80.0%	19	3
Boulevard	Lafayette	1976, 1994	68,012	61.5%	10	5
Country Club Plaza	Slidell	1982 / 1994	64,686	94.6%	10	1
Crossing	Slidell	1988, 1993	113,989	98.7%	14	1
Elmwood Oaks	Harahan	1989	133,995	92.9%	7	2
Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	0
Millervillage	Baton Rouge	1983, 1992	94,559	37.8%	12	2
Pinhook Plaza	Lafayette	1979, 1992	194,725	26.8%	17	14
Plaza Acadienne	Eunice	1980	105,419	100.0%	8	0
Sherwood South	Baton Rouge	1972, 1988, 1992	77,107	97.7%	9	1
Siegen Village	Baton Rouge	1988	174,578	90.8%	18	4

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Supermarket anchor
					Average
	owned	shadow	name		base rent
Property	SF	SF	expiration date	Other anchor tenants	per leased SF

GEORGIA (24)
Atlanta (18)
BridgeMill	37,888		Publix (1/31/2020)		$14.87
Butler Creek	59,997		Kroger (06/30/2018)		10.60
Chastain Square	37,366		Publix (5/31/2024)		15.84
Commerce Crossing	32,000		Ingles (9/26/2009)	Wal-Mart*	4.03
Douglas Commons	59,431		Kroger (8/31/2013)		10.00
Fairview Oaks	54,498		Kroger (9/30/2016)		11.14
Grassland Crossing	70,086		Kroger (6/30/2016)		11.37
Hamilton Ridge	54,166		Kroger (11/30/2022)		12.91
Mableton Crossing	63,419		Kroger (8/31/2017)		10.03
Macland Pointe	55,999		Publix (12/29/2012)		9.55
Market Place				Peachtree Cinema	7.67
Paulding Commons	49,700		Kroger (2/28/2011)	Kmart	8.07
Powers Ferry Plaza				Micro Center	10.42
Presidential Markets	56,146		Publix (12/31/2019)	Bed Bath & Beyond, GAP, Shoe Carnival, Marshalls, Carmike Cinema	10.00
Shops of Huntcrest	54,340		Publix (1/31/2023)		12.25
Wesley Chapel Crossing	32,000		Ingles (9/25/2009)	Wal-Mart, CVS Pharmacy	6.73
West Towne Square				Big Lots, Eckerd*	5.46
Williamsburg @ Dunwoody					17.27
Central Georgia (4)
Daniel Village	45,971		Bi-Lo (3/25/2022)	Eckerd, St. Joseph Home Health Care	7.84
Spalding Village	59,431		Kroger (5/31/2014)	JC Penney	7.65
Walton Plaza	32,960		Harris Teeter* (Omni Fitness)(4/1/2011)		9.55
Watson Central	45,000		Winn-Dixie* (12/5/2010)	Wal-Mart* (Big Lots)	4.85
South Georgia (2)
Colony Square	32,200		Food Lion (12/31/2007)		6.69
McAlpin Square	43,600		Kroger (8/31/2015)	US Post Office, Big Lots, In Fashion Menswear Outlet	7.28

TOTAL SHOPPING CENTERS GEORGIA (24)	976,198	0			$9.10

KENTUCKY (1)
Scottsville Square				Hancock Fabrics, Zap Zone	6.87

TOTAL SHOPPING CENTERS KENTUCKY (1)	0	0			$6.87

LOUISIANA (15)
Ambassador Row				Hobby Lobby*, Conn’s Appliances, Big Lots, Chuck E Cheese	7.90
Bluebonnet Village	33,387		Matheme’s (11/30/2010)		8.47
Boulevard				Piccadilly, Harbor Freight Tools	8.15
Country Club Plaza	33,387		Winn-Dixie (1/31/2008)	Dollar General	5.76
Crossing	58,432		Albertsons (9/29/2009)	A-1 Home Appliance, Piccadilly	5.62
Elmwood Oaks				Wal-Mart* (Academy Sports, Dollar Tree), Advance Auto* (Goodwill)	9.58
Grand Marche (ground lease)				Academy Sports, JoAnn Fabrics	0.14
Millervillage				Rite Aid	8.12
Pinhook Plaza				Rite Aid	8.48
Plaza Acadienne	28,092		Super 1 Store (6/30/2005)	Fred’s, Howard Brothers*	3.62
Sherwood South	22,500		Piggly Wiggly* (2/28/2007)	Burke’s Outlet, Harbor Freight Tools, Blockbuster	6.14
Siegen Village				Office Depot, Big Lots, Dollar Tree, Stage, Party City	8.15

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of December 31, 2003

					number
		Year	Total		of tenants
		built /	square	Percent
Property	City	renovated	footage	leased	leased	vacant

LOUISIANA (continued)
Tarpon Heights	Galliano	1982	56,605	96.5%	9	1
Village at Northshore	Slidell	1988	144,638	100.0%	12	0
Wal-Mart Mathews	Mathews	1985	54,223	100.0%	1	0

TOTAL SHOPPING CENTERS LOUISIANA (15)			1,767,314	84.0%	170	36

MISSISSIPPI (1)
Shipyard Plaza	Pascagoula	1987	66,857	100.0%	7	0

TOTAL SHOPPING CENTERS MISSISSIPPI (1)		1987	66,857	100.0%	7	0

NORTH CAROLINA (12)
Centre Pointe Plaza	Smithfield	1989	163,642	76.4%	18	1
Chestnut Square	Brevard	1985	39,640	96.0%	6	1
Galleria	Wrightsville Beach	1986, 1990	92,114	85.7%	30	10
Parkwest Crossing	Durham	1990	85,602	98.4%	17	1
Plaza North	Hendersonville	1986	47,240	97.5%	8	1
Providence Square	Charlotte	1973	85,930	94.1%	20	5
Riverview Shopping Center	Durham	1973 / 1995	127,106	91.7%	9	2
Salisbury Marketplace	Salisbury	1987	82,578	95.2%	16	1
Shelby Plaza	Shelby	1972	103,200	92.2%	7	1
Stanley Market Place	Stanley	1980, 1987	40,400	100.0%	3	0
Thomasville Commons	Thomasville	1991	148,754	100.0%	12	0
Willowdale Shopping Center	Durham	1986	120,984	91.7%	22	4

TOTAL SHOPPING CENTERS NORTH CAROLINA (12)			1,137,190	91.8%	168	27

SOUTH CAROLINA (6)
Belfair Towne Village	Bluffton	2000-2003	125,389	93.2%	25	4
Lancaster Plaza	Lancaster	1971 / 1990	77,400	91.5%	3	1
Lancaster Shopping Center	Lancaster	1963, 1987	29,047	17.2%	1	1
North Village Center	North Myrtle Beach	1984	60,356	100.0%	14	0
Spring Valley	Columbia	1978 / 1997	75,415	95.8%	16	1
Woodruff	Greenville	1995	68,055	98.2%	9	1

TOTAL SHOPPING CENTERS SOUTH CAROLINA (6)			435,662	90.0%	68	8

TENNESSEE (2)
Forrest Gallery	Tullahoma	1987	214,450	98.4%	28	2
Smyrna Village	Smyrna	1992	83,334	87.6%	9	3

TOTAL SHOPPING CENTERS TENNESSEE (2)			297,784	95.4%	37	5

TEXAS (30)
Houston (15)
Barker Cypress	Houston	1999	66,945	93.5%	13	4
Beechcrest	Houston	1981 / 2001	90,647	100.0%	16	0
Benchmark Crossing	Houston	1986	58,384	100.0%	5	0
Bissonnet	Houston	1999	15,542	73.6%	7	1
Colony Plaza	Sugarland	1997	26,513	94.0%	14	1
Forestwood	Houston	1993	88,760	98.0%	15	1
Grogan’s Mill	The Woodlands	1986	118,493	94.0%	22	4
Hedwig	Houston	1974	69,504	74.5%	11	2
Highland Square	Sugarland	1998	64,171	99.7%	26	1
Market at First Colony	Sugarland	1988	107,301	97.0%	34	1
Mason Park	Katy	1998	160,047	74.3%	33	6
Mission Bend	Houston	1980/1999	131,575	93.1%	25	2

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Supermarket anchor
					Average
	owned	shadow	name		base rent
Property	SF	SF	expiration date	Other anchor tenants	per leased SF

LOUISIANA (continued)
Tarpon Heights				Eckerd, Stage, Dollar General	$4.80
Village at Northshore				Service Merchandise* (Marshalls, Dollar Tree), Kirschman’s, Bed Bath & Beyond	7.65
Wal-Mart Mathews				Wal-Mart	2.90

TOTAL SHOPPING CENTERS LOUISIANA (15)	175,798	0			$6.10

MISSISSIPPI (1)
Shipyard Plaza				Rite Aid, Big Lots	5.72

TOTAL SHOPPING CENTERS MISSISSIPPI (1)	0	0			$5.72

NORTH CAROLINA (12)
Centre Pointe Plaza				Wal-Mart* (Belk’s, Goody’s)	5.71
Chestnut Square	21,000		Food Lion* (9/28/2010)	Eckerd* (Dollar General)	6.88
Galleria	28,000		Harris Teeter (4/5/2006)	Eckerd	9.39
Parkwest Crossing	38,052		(12/14/2010)		10.01
Plaza North	25,590		Bi-Lo* (8/31/2006)	CVS Pharmacy	7.26
Providence Square	35,702		Harris Teeter* (4/30/2006)	Eckerd	8.22
Riverview Shopping Center	53,538		Kroger (12/31/2014)	Upchurch Drugs, Riverview Furniture	7.20
Salisbury Marketplace	37,308		Food Lion (2/11/2023)	CVS Pharmacy*	9.22
Shelby Plaza				Big Lots, Aaron Rents* (Hancock Fabrics)	3.13
Stanley Market Place	28,400		Winn-Dixie (10/31/2006)	Family Dollar	5.46
Thomasville Commons	32,000		Ingles (9/29/2012)	Kmart, CVS Pharmacy	6.02
Willowdale Shopping Center	27,985		Harris Teeter (5/14/2004)	Carmike Cinemas, Eckerd* (Family Dollar)	8.74

TOTAL SHOPPING CENTERS NORTH CAROLINA (12)	327,575	0			$7.19

SOUTH CAROLINA (6)
Belfair Towne Village	55,696		Kroger (10/31/2019)		13.87
Lancaster Plaza	19,200		Bi-Lo (9/30/2010)		1.44
Lancaster Shopping Center					6.00
North Village Center	24,806		Bi-Lo (5/31/2004)	Dollar General, Gold’s Gym	8.22
Spring Valley	45,070		Bi-Lo	Eckerd	9.10
Woodruff	47,955		Publix (8/6/2015)		10.01

TOTAL SHOPPING CENTERS SOUTH CAROLINA (6)	192,727	0			9.12

TENNESSEE (2)
Forrest Gallery	48,780		Kroger (1/31/2008)	Wal-Mart* (Tractor Supply, Goodwill, Hastings Music)	5.60
Smyrna Village	59,214		Kroger (2/29/2012)		7.98

TOTAL SHOPPING CENTERS TENNESSEE (2)	107,994	0			$6.21

TEXAS (30)
Houston (15)
Barker Cypress	41,320		H.E.B. (01/31/2014)		12.44
Beechcrest	40,345		Randall’s* (Viet Ho) (6/24/2016)	Walgreens*	8.93
Benchmark Crossing				Bally's Fitness	12.13
Bissonnet		63,000	Kroger	Blockbuster	16.17
Colony Plaza			Albertsons (Velocity Sports)		18.27
Forestwood	59,334		Kroger (7/31/2013)		11.34
Grogan’s Mill	56,558		Randall’s* (6/24/2016)	Petco	11.85
Hedwig				Ross Dress for Less	14.31
Highland Square					17.03
Market at First Colony		62,000	Kroger	TJ Maxx, Eckerd	15.91
Mason Park		58,890	Kroger	Walgreens* (Eloise Collectibles), Palais Royal Petco	11.89
Mission Bend	46,112		Randall’s* (6/24/2016)	Remarkable Furniture	9.02

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of December 31, 2003

					number
		Year	Total		of tenants
		built /	square	Percent
Property	City	renovated	footage	leased	leased	vacant

Houston (continued)
Spring Shadows	Houston	1999	106,995	97.1%	16	2
Steeplechase	Jersey Village	1985	105,152	94.6%	23	3
Wal-Mart Marble Falls	Marble Falls	1985	53,571	100.0%	1	0
Dallas (13)
Green Oaks	Arlington	1983	65,091	86.4%	29	5
Melbourne Plaza	Hurst	1983	47,517	89.2%	15	3
Minyards	Garland	2000	65,295	100.0%	2	0
Parkwood	Plano	1985	81,590	94.0%	16	2
Plymouth Park East	Irving	1970	56,435	97.3%	9	1
Plymouth Park North	Irving	1970	444,541	51.5%	40	18
Plymouth Park South	Irving	1970	49,102	74.8%	3	4
Plymouth Park West	Irving	1970	178,930	91.7%	13	2
Richwood	Richardson	1984	54,871	69.7%	19	9
Rosemeade	Carrollton	1986	51,234	65.3%	14	4
Sterling Plaza	Irving	1989	65,765	72.6%	15	1
Townsend Square	Desoto	1990	146,953	86.7%	32	6
Village by the Park	Arlngton	1988	44,523	92.4%	9	1
San Antonio (2)
Blanco Village	San Antonio	2000	108,325	100.0%	16	0
Wurzbach	San Antonio	1979	59,771	100.0%	3	0

TOTAL SHOPPING CENTERS TEXAS (30)			2,783,543	84.3%	496	84

VIRGINA (2)
Smyth Valley Crossing	Marion	1989	126,841	100.0%	14	0
Waterlick Plaza	Lynchburg	1973, 1988	98,694	79.2%	20	4

TOTAL SHOPPING CENTERS VIRGINIA (2)			225,535	90.9%	34	4

TOTAL STABILIZED SHOPPING CENTERS (168)			18,201,244	91.6%	3,114	441

DEVELOPMENTS & REDEVELOPMENTS (14)
Ambassador Row Courtyard	Lafayette, LA	1986, 1991	158,783	81.1%	20	10
Bandera Festival	San Antonio, TX	1989	195,438	52.9%	28	6
Cashmere	Port St. Lucie, FL	2004-2005 Development	4.0 acres
Copperfield	Houston, TX	1994	132,960	58.8%	29	4
CVS Plaza (f/k/a Coral Way N.E.)	Miami, FL	2003-2004 Development	4.0 acres
East Bay Plaza	Largo, FL	1985 / 1997	85,426	58.9%	19	4
Eustis Square	Eustis, FL	1983 / 1997	126,791	67.0%	16	11
Gulf Gate Plaza	Naples, FL	1969, 1974/2004 Redev.	201,620	64.0%	15	6
Miramar Outparcel**	Miramar, FL	2003-2004 Development	2.0 acres
Oakbrook	Palm Beach Gdns, FL	1974/ 2000, 2003 Redev.	212,074	68.3%	22	10
Venice Plaza	Venice, FL	1971/ 1979/ 1999	159,473	64.6%	14	4
Walden Woods	Plant City, FL	1985 / 1998, 2003 Redev.	74,336	82.0%	11	2
Waterstone	Homestead, FL	2004-2005 Development	12.0 acres
Westridge	McDonough, GA	2004-2005 Development	13.5 acres

TOTAL DEVELOPMENTS & REDEVELOPMENTS (14)			1,346,901	65.6%	174	57

TOTAL RETAIL PROPERTIES (182)			19,548,145	89.8%	3,288	498

OTHER PROPERTIES (3)
4101 South I-85 Industrial	Charlotte, NC	1956, 1963	188,513	73.7%	3	7
Mandarin Mini-storage	Jacksonville, FL	1982	52,880	97.7%	532	2
Southwest Walgreens**	Phoenix, AZ	1975 / 1998	93,402	52.8%	15	3

GRAND TOTAL (185)			19,882,940	89.5%	3,838	510

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Supermarket anchor
					Average
	owned	shadow	name		base rent
Property	SF	SF	expiration date	Other anchor tenants	per leased SF

Houston (continued)
Spring Shadows	62,661		H.E.B. (4/30/2023)		$9.54
Steeplechase	56,208		Randall’s (6/24/2016)		11.02
Wal-Mart Marble Falls				Wal-Mart* (Sutherland Lumber)	3.27
Dallas (13)
Green Oaks		58,000	Kroger		10.87
Melbourne Plaza					11.12
Minyards	58,695		Minyards/Sack N Save (4/30/2020)		6.12
Parkwood		62,000	Albertsons	Planet Pizza	13.20
Plymouth Park East	42,130		Kroger (11/30/2010)		4.29
Plymouth Park North				Blockbuster, Dollar General, Thrift Store, Post Office, Chateau Theatre, Levines	7.18
Plymouth Park South				Betcha Bingo	6.44
Plymouth Park West				Bargain City, Dollar Store, Fashion Depot	3.52
Richwood		61,877	Albertsons	Blockbuster	13.38
Rosemeade		58,900	Kroger	Blockbuster	12.90
Sterling Plaza				Bank One, Irving City Library	15.80
Townsend Square		60,349	Albertsons	Bealls, Victory Gym, Dollar General	8.85
Village by the Park				Petco, Movie Trading	16.55
San Antonio (2)
Bandera Festival				Bealls, Eckerd* (Scrapbook Heaven), Blockbuster	10.91
Blanco Village	74,627		H.E.B. (4/30/2015)		15.68
Wurzbach	52,957		Albertsons* (12/31/2004)		2.86

TOTAL SHOPPING CENTERS TEXAS (30)	590,947	485,016			$10.26

VIRGINA (2)
Smyth Valley Crossing	32,000		Ingles (9/25/2010)	Wal-Mart	5.85
Waterlick Plaza	30,780		Kroger (3/18/2008)	CVS Pharmacy	8.72

TOTAL SHOPPING CENTERS VIRGINIA (2)	62,780	0			$6.94

TOTAL STABILIZED SHOPPING CENTERS (168)	5,169,741	644,686			$9.40

DEVELOPMENTS & REDEVELOPMENTS (14)
Ambassador Row Courtyard				Marshalls, Bed Bath & Body, Hancock Fabrics	8.75
Bandara Festival				Bealls, Eckerd* (Scrapbook Heaven), Blockbuster	10.91
Cashmere
Copperfield				JoAnn Fabricks	12.77
CVS Plaza (f/k/a Coral Way N.E.)
East Bay Plaza		53,000	Albertsons	Family Dollar, Hollywood Video	10.00
Eustis Square	15,872		Save-a-Lot (5/31/2013)	Wallgreens* (Bealls Outlet), Accent Marketing Services	6.72
Gulf Gate Plaza				Bealls Outlet, JoAnn Fabrics, Dockside Imp.	6.50
Miramar Outparcel**
Oakbrook	44,400		Publix	Eckard, Duffy’s, Stein Mart	13.41
Venice Plaza	42,582		Kash n’ Karry (9/30/2018)	TJ Maxx	5.23
Walden Woods				Walgreens, Dollar Tree, Aaron Rents	6.49
Waterstone
Westridge

TOTAL DEVELOPMENTS & REDEVELOPMENTS (8)	102,854	53,000			$9.10

TOTAL RETAIL PROPERTIES (182)	5,272,595	697,686			$9.38

OTHER PROPERTIES (3)
4101 South I-85 Industrial
Mandarin Mini-storage
Southwest Walgreens**				Walgreens

GRAND TOTAL (185)	5,272,595	697,686

Total square footage does not include shadow anchor square footage which is not owned or controlled by Equity One.

*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

**	Property is under contract to be sold

EQUITY ONE, INC. AND SUBSIDIARIES
ANNUAL MINIMUM RENT BY STATE
as of December 31, 2003

State	Count	Total SF	# Leased	# Vacant	Leased %	AMR

Florida	77	8,967,559	1,690	225	92.8%	$85,766,987
Texas	32	3,111,941	553	94	81.2%	26,197,990
Georgia	24	2,958,601	462	77	91.8%	24,721,341
Louisiana	16	1,926,097	190	46	83.8%	10,186,629
North Carolina	12	1,137,190	168	27	91.8%	7,507,083
South Carolina	6	435,662	68	8	90.0%	3,576,072
Arizona	2	253,254	52	6	93.7%	1,973,817
Tennessee	2	297,784	37	5	95.4%	1,763,456
Alabama	2	129,215	19	2	97.8%	1,052,067
Virginia	2	225,535	34	4	90.9%	1,423,310
Mississippi	1	66,857	7	0	100.0%	382,536
Kentucky	1	38,450	8	4	80.6%	212,861

Total	177	19,548,145	3,288	498	89.8%	$164,764,149

Note: Excludes Mandarin mini-storage facility, the industrial property, SW Walgreens (held for sale) and five development parcels.

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
for the three months ended December 31, 2003

Renewals

			Average	Average	Annualized
		Average	Expiring	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent psf	Rent

83	216,359	2,607	$12.33	$12.46	$2,696,069
			% Increase psf	1.1%
			Net Increase (AMR)		$29,203

New Leases (effective in the fourth quarter)

			Average	Annualized
		Average	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent

120	340,533	2,838	$10.89	$3,708,977

Lost Leases

			Average	Annualized
		Average	Expiring	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent

108	239,180	2,215	$13.43	$3,213,045
Net Absorption	101,353	New Leases - Lost Leases
			Net Gain/(Loss) of AMR	$525,135
Retention Ratio	47.5%	Renewals (Renewals + Lost Leases)

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
for the twelve months ended December 31, 2003

Renewals

			Average	Average	Annualized
		Average	Expiring	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent psf	Rent

284	674,889	2,376	$11.94	$12.30	$8,304,018
			% Increase psf	3.1%
			Net Increase (AMR)		$248,745

New Leases

			Average	Annualized
		Average	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent

367	1,144,882	3,120	$10.89	$12,470,255

Lost Leases

			Average	Annualized
		Average	Expiring	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent

321	1,125,398	3,506	$9.99	$11,246,226
Net Absorption	19,484	New Leases - Lost Leases
			Net Gain/Loss) of AMR	$1,472,774
Retention Ratio	37.5%	Renewals / (Renewals + Lost Leases)

EQUITY ONE, INC. AND SUBSIDIARIES
TENANT CONCENTRATION SCHEDULE
as of December 31, 2003

					% of total
	Number		% of total	Annualized	annualized	Average
	of	Square	square	minimum	minimum	minimum
Tenant	stores	feet	feet	rent	rent	rent

Top ten tenants
Publix	45	2,004,580	10.3%	$14,465,152	8.8%	$7.22
Kroger	16	863,800	4.4%	6,641,730	4.0%	7.69
Winn Dixie	17	761,143	3.9%	4,949,604	3.0%	6.50
Wal-Mart	11	834,994	4.3%	3,687,045	2.2%	4.42
Kmart	6	524,937	2.7%	2,795,865	1.7%	5.33
Blockbuster	28	164,370	0.8%	2,473,635	1.5%	15.05
Eckerd	27	267,696	1.4%	2,340,273	1.4%	8.74
Food Lion/Kash n’ Karry	8	297,802	1.5%	1,962,601	1.2%	6.59
Bed Bath & Beyond	6	202,658	1.0%	1,930,031	1.2%	9.52
H.E. Butt Grocery	3	178,608	0.9%	1,793,855	1.1%	10.04

Sub-total top ten tenants	167	6,100,588	31.2%	$43,039,791	26.1%	$7.06

Remaining tenants	3,121	11,460,644	58.6%	121,724,358	73.9%	10.62

Sub-total all tenants	3,288	17,561,232	89.8%	$164,764,149	100.0%	$9.38

Vacant	498	1,986,913	10.2%	NA

Total including vacant	3,786	19,548,145	100.0%	$164,764,149	100.0%	$8.43

Note: Excludes Mandarin mini-storage facility, the industrial property, SW Walgreens (held for sale) and five development parcels.

EQUITY ONE, INC. AND SUBSIDIARIES
EXPIRING SQUARE FOOTAGE BY TENANT TYPE
as of December 31, 2003

Supermarkets
Other Anchors
Local Tenants
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
After

Note: Excludes Mandarin mini-storage facility, the industrial property, SW Walgreens (held for sale) and five development parcels.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
as of December 31, 2003

ALL TENANTS

					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	tenants	feet	feet	expiration	rent	foot

M-T-M	139	256,499	1.3%	$2,070,839	1.2%	$8.07
2004	683	1,832,226	9.4%	20,380,475	12.0%	11.12
2005	692	1,934,905	9.9%	22,704,655	13.3%	11.73
2006	636	2,010,762	10.3%	23,909,760	14.0%	11.89
2007	391	1,805,775	9.2%	18,987,563	11.2%	10.51
2008	370	1,552,500	7.9%	17,767,725	10.4%	11.44
2009	87	1,113,334	5.7%	8,180,793	4.8%	7.35
2010	65	658,679	3.4%	6,267,312	3.7%	9.51
2011	41	995,273	5.1%	7,069,214	4.2%	7.10
2012	35	855,976	4.4%	6,935,610	4.1%	8.10
2013	29	487,129	2.5%	4,047,408	2.4%	8.31
Thereafter	120	4,058,174	20.8%	31,960,513	18.8%	7.88

Sub-total / average	3,288	17,561,232	89.8%	$170,281,867	100.0%	$9.70

Vacant	498	1,986,913	10.2%	NA	NA	NA

Total / average	3,786	19,548,145	100.0%	$170,281,867	100.0%	$8.71

Annual Lease Expirations

Note: Excludes Mandarin mini-storage facility, the industrial property, SW Walgreens (held for sale) and five development parcels.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
as of December 31, 2003

ANCHOR TENANTS (SF >= 10,000)

					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	tenants	feet	feet	expiration	rent	foot

M-T-M	0	0	0.0%	$0	0.0%	$0.00
2004	24	559,258	4.6%	3,082,495	4.2%	5.51
2005	25	506,953	4.2%	2,569,957	3.5%	5.07
2006	30	721,681	5.9%	4,498,458	6.2%	6.23
2007	36	954,354	7.8%	6,021,393	8.2%	6.31
2008	29	725,470	6.0%	4,632,700	6.3%	6.39
2009	22	915,025	7.5%	5,212,627	7.1%	5.70
2010	20	534,248	4.4%	3,881,940	5.3%	7.27
2011	21	934,311	7.7%	5,694,087	7.8%	6.09
2012	19	787,899	6.5%	5,508,061	7.5%	6.99
2013	11	412,940	3.4%	2,560,624	3.5%	6.20
Thereafter	87	3,953,624	32.5%	29,426,294	40.3%	7.44

Sub-total / average	324	11,005,763	90.4%	$73,088,636	100.0%	$6.64

Vacant	37	1,167,252	9.6%	NA	NA	NA

Total / average	361	12,173,015	100.0%	$73,088,636	100.0%	$6.00

Annual Lease Expirations

Note: Excludes Mandarin mini-storage facility, the industrial property, SW Walgreens (held for sale) and five development parcels.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
as of December 31, 2003

LOCAL TENANTS (SF < 10,000)

					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	tenants	feet	feet	expiration	rent	foot

M-T-M	139	256,499	3.5%	$2,070,839	2.1%	$8.07
2004	659	1,272,968	17.3%	17,297,980	17.8%	13.59
2005	667	1,427,952	19.4%	20,134,698	20.7%	14.10
2006	606	1,289,081	17.5%	19,411,302	20.0%	15.06
2007	355	851,421	11.5%	12,966,170	13.3%	15.23
2008	341	827,030	11.2%	13,135,025	13.5%	15.88
2009	65	198,309	2.7%	2,968,166	3.1%	14.97
2010	45	124,431	1.7%	2,385,372	2.5%	19.17
2011	20	60,962	0.8%	1,375,127	1.4%	22.56
2012	16	68,077	0.9%	1,427,549	1.5%	20.97
2013	18	74,189	1.0%	1,486,784	1.5%	20.04
Thereafter	33	104,550	1.4%	2,534,219	2.6%	24.24

Sub-total / average	2,964	6,555,469	88.9%	$97,193,231	100.0%	$14.83

Vacant	461	819,661	11.1%	NA	NA	NA

Total / average	3,425	7,375,130	100.0%	$97,193,231	100.0%	$13.18

Annual Lease Expirations

Note: Excludes Mandarin mini-storage facility, the industrial property, SW Walgreens (held for sale) and five development parcels.

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
as of December 31, 2003
(in thousands, except square footage data)

				Estimated
			Target	Cost Including	Funded as of	Balance
Project	Location	Project Description	Completion Date	Land	12/31/2003	to Complete

Developments
Cashmere	Port St. Lucie, FL	Develop a 20,000 sf retail center	TBD	$3,127	$1,142	$1,985
CVS Plaza	NE Miami, FL	Develop a drug-store anchored shopping center	First qtr 2004	5,513	4,614	899
Salerno	Stuart, FL	Construct an new and expanded Winn-Dixie and reconfigure remainder of the center	Fourth qtr 2004	6,372	5,177	1,195
Waterstone	Homestead, FL	Develop a supermarket anchored center	mid-2005	9,000	2,191	6,809
Westridge	McDonough, GA	Develop a supermarket anchored center with Publix.	late-2005	9,000	1,787	7,213

Subtotal - Developments				33,012	14,911	18,101

Major Redevelopments
Ambassador Row Courtyards	Lafayette, LA	Reconfigure part of existing center and add outparcel and 4,000 sf of new space	Second qtr 2004	2,057	856	1,201
Bandera Festival	San Antonio, TX	Reconfigure the former K Mart into multi-tenant space	Third qtr 2004	5,665	5,070	595
Centre Point	Smithfield, NC	Reconfigure the former Winn Dixie into multi-tenant space	TBD	1,776	1,576	200
Copperfield	Houston, TX	Reconfigure the former Gerland into multi-tenant space	Third qtr 2004	5,530	3,737	1,793
Crossroads	Pembroke Pines, FL	Reconfigure and refurbish the non-anchor portion of center	Second qtr 2004	8,455	7,717	738
East Bay Plaza	Largo, FL	Reconfigure the former Scotty’s into multi-tenant space	Third qtr 2004	793	433	360
Eustis Square	Eustis, FL	Reconfigure the former Publix into multi-tenant space	Third qtr 2004	1,624	1,324	300
Gulf Gate	Naples, FL	Reconfigure the former Publix into multi-tenant space; Refurbish center	Fourth qtr 2004	2,339	2,107	232
Oakbrook Square	North Palm Beach, FL	Divide former Jacobsen’s to multi-tenant use and reconfigure center	Third qtr 2004	6,149	5,784	365
Plymouth Park North	Irving, TX	Prospecting for tenants to fill the former Fazio	TBD	8,089	6,089	2,000
Spalding Village	Griffin, GA	Reconfigure the former K Mart into multi-tenant space	TBD	3,586	2,786	800
Unigold	Winter Park, FL	Add outparcel and local space to center	Second qtr 2004	1,406	416	990
Venice Plaza	Venice, FL	Expand and reconfigure existing TJ Maxx	Fourth qtr 2004	1,471	1,071	400
Walden Woods	Plant City, FL	Reconfigure the former Winn Dixie into multi-tenant space	Second qtr 2004	3,539	3,339	200

Subtotal - Major Redevelopments				52,479	42,305	10,174

Outparcel Developments/Expansions
Belfair	Bluffton, SC	Prospecting for new tenant(s) on land held for development/expansion	TBD	1,301	1,301	—
Blanco	San Antonio, TX	Prospecting for new tenant(s) on land held for development/expansion	TBD	2,903	2,903	—
Cashmere Corners	Port St. Lucie, FL	Prospecting for one or more tenants for out parcels	TBD	460	460	—
Lantana	Lantana, FL	Construction of a Hollywood Video out parcel	Fourth qtr 2004	500	180	320
Plaza Alegre	Miami, FL	Complete a ground-up development. Ground lease the two remaining out parcels	Second qtr 2004	754	454	300
Skylake	Miami Beach, FL	Add LA Fitness and additional space to existing development	First and fourth qtr 2004	12,000	8,408	3,592
St. Charles	Riverview, FL	Prospecting for a tenant for existing out parcel	TBD	206	206	—

Subtotal - Outparcel Developments/Expansions				18,124	13,912	4,212

All other development activity				3,558	3,558	—

Total - All Development Activity				$107,173	$74,686	$32,487

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
as of December 31, 2003
(in thousands, except square footage data)

Acquisition Activity (excluding the IRT merger)

				Square Feet/		Purchase
Date Purchased	Property Name	City	State	Acres		Price

Feb-03	Westridge - land	McDonough	GA	13.5	acres	$1,688
May-03	Spring Shadow - HEB Supermarket	Houston	TX	62,661		3,500
Jul-03	Sheridan Plaza	Hollywood	FL	451,294		75,325
Jul-03	Butler Creek	Acworth	GA	95,597		12,100
Jul-03	Bandera Out-parcel	San Antonio	TX	6,000		533
Aug-03	Presidential Markets	Atlanta	GA	396,408		47,238
Sep-03	Hunters Creek Plaza	Orlando	FL	68,032		7,446
Nov-03	BridgeMill	Canton	GA	78,654		14,070
Dec-03	Belfair Towne Village	Bluffton	SC	125,398		19,861
Dec-03	Middle Beach	Panama City Beach	FL	69,227		7,637
Dec-03	Woodruff	Greenville	SC	68,055		7,985
Dec-03	Hamilton Ridge	Buford	GA	89,496		13,650

Total						$211,033

Disposition Activity

				Square Feet/		Sales
Date Sold	Property Name	City	State	Acres		Price	Gain on Sale

Mar-03	Eckerd Melbourne	Melbourne	FL	10,908		$2,715	$177
Mar-03	Eckerd Leesburg	Leesburg	FL	12,739		4,050	326
Apr-03	Pompano Lowe’s	Pompano	FL	80,697		3,400	470
May-03	Huntcrest Outparcels	Lawrenceville	GA	2.9	acres	1,686	—	*
Jun-03	Oak Square Joint Venture interest	Gainsville	FL	N/A		2,230	901
Sep-03	Park Place Joint Venture Interest	Plano	TX	N/A		4,434	1,209
Nov-03	Heritage Walk	Milledgeville	GA	159,991		10,000	—	*
Dec-03	Stadium Plaza	Phenix City	AL	70,475		4,800	—	*

Total						$33,315	$3,083

* Properties acquired in connection with the IRT Property Company merger.

EQUITY ONE, INC. AND SUBSIDIARIES
JOINT VENTURE INVESTMENTS
as of December 31, 2003
(in thousands, except square footage data)

Owned joint ventures *

1)	City Centre

2)	City Centre Parcel F Palm Beach Gardens, Florida

City Centre is a 93,565 square foot office/retail center that was 84% leased as of December 31, 2003. The property is encumbered by an 8.54% fixed-rate mortgage loan with a balance of $12,878 as of December 31, 2003, which matures in April 2010. This property includes a parcel of land slated for future office development which is held in a separate joint venture. Equity One owns a 50% interest in both joint ventures.

*	Equity One accounts for these two joint venture interests using the equity method as we do not consider ourselves to be in control of the major business decisions.

Sold joint ventures

1)	Park Place Plano, Texas

On September 30, 2003, the joint venture completed the sale of this property. Our pro rata share of the gain from the sale was $1,209. Equity One received a final distribution from the partnership of $6,440.

2)	Oak Square Gainesville, Florida

On June 30, 2003, Equity One sold its 50% interest in this joint venture, received net proceeds of $2,230 and recorded a gain of $901 on the disposition.

EQUITY ONE, INC. AND SUBSIDIARIES
STOCK PRICE AND VOLUME STATISTICS
for the three months ended December 31, 2003

*Data obtained from Yahoo Chart Services